SUBORDINATION AGREEMENT

         This Subordination Agreement (the "Agreement") is made and entered into as of November 3, 2005, by and between Eagle Lake Incorporation, a Utah corporation, and Terrell W. Smith, as representative ("Subordinated Creditor") for Brian M. Kelly and Howard S. Landa, hereinafter referred to as (the "Senior Creditor") and RVision, LLC, a California limited liability company, ("Borrower").

                                    RECITALS

         Borrower has entered into that certain Loan and Security Agreement of even date herewith with Senior Creditor (as amended from time to time, the "Loan Agreement") pursuant to which Senior Creditor has agreed to lend to Borrower the principal amount of $70,000 as evidenced by the Senior Secured Promissory Note dated November 3, 2005 with a Security Agreement of even date herewith (the "Senior Note" and the "Senior Security Agreement"). The Subordinated Creditor has agreed to subordinate their security interests in one particular receivable held by Borrower known as the Raytheon Receivable (which is hereinafter defined in detail in Exhibit A attached hereto and by reference herein).

                                    AGREEMENT

         For good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, Subordinated Creditor hereby agrees with Senior Creditor as follows:

         1. Incorporation of Recitals. The above stated recitals are incorporated herein and made a part hereof by this reference.

         2. Certain Definitions. All capitalized terms used but not defined herein shall have the meanings given them in the other Loan Documents. The following terms shall have the following meanings for the purposes of this
Agreement:

                  "Senior Indebtedness" shall mean all indebtedness, obligations and liabilities of Borrower (including, without limitation, principal, interest, fees, costs, expenses and reasonable attorneys' fees), now or hereafter owed by Borrower to Senior Creditor, including, without limitation, the principal of, interest on and all other amounts owing under, the Loan Agreement and Senior Note, and any renewals, replacements, substitutions, amendments, modifications, refinancings or refundings thereof.

                  "Subordinated Indebtedness" shall mean all indebtedness, obligations and liabilities of Borrower (including, without limitation, principal, interest, fees, costs, expenses, additional advances and reasonable attorneys' fees), now or hereafter owed by Borrower to Subordinated Creditor, including, without limitation, the principal of, interest on and all other amounts owing under, the Subordinated Note and Subordinated Security Agreement, and any renewals, replacements, substitutions, amendments, modifications, refinancings or refundings thereof.

                  "Collateral" shall have the Raytheon Receivable.

         3. Subordination. Subordinated Creditor agrees that payment of the Subordinated Indebtedness from the Raytheon Receivable is expressly subordinated to the prior payment in full of all Senior Indebtedness and that any security interest it may have in the Collateral shall be and is hereby made inferior and subordinate in priority to the security interest of Senior Creditor.

         4. Payment to Subordinated Creditors. As soon as practical after the execution of this Agreement and the funding of the loan proceeds under the Loan Agreement, the Borrower shall pay $500.00 to Terrell W. Smith and $500.00 to Eagle Lake Incorporated in consideration of this Subordination.

         5. Enforcement. Subordinated Creditor, prior to the payment in full of the Senior Indebtedness and the termination of all financing arrangements under the Loan Agreement, shall not have any right to enforce payment of any of the Subordinated Indebtedness out of the Collateral or to otherwise take any action against the Collateral without Senior Creditor's prior written consent.

         6. Term. This Agreement shall be irrevocable by Subordinated Creditor until all of the Senior Indebtedness shall have been paid and fully satisfied and all financing arrangements between Borrower and Senior Creditor have been terminated in writing, or until the Subordinated Indebtedness shall have been paid and fully satisfied, whichever first occurs.

         7. Additional Agreements between Senior Creditor and Borrower. Senior Creditor, at any time and from time to time, may enter into such agreement or agreements with Borrower as Senior Creditor may deem proper, extending the time of payment of or renewing or otherwise altering the terms of all or any of the Senior Indebtedness or affecting the Collateral, and may exchange, sell, release, surrender or otherwise deal with any such security without in any way impairing or affecting this Agreement.

         8. Miscellaneous.

                  (a) Amendments and Waivers. Any term of this Agreement may be amended with the written consent of the parties or their respective successors and assigns. Any amendment or waiver effected in accordance with this Section 8(a) shall be binding upon the parties and their respective successors and assigns.

                  (b) Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and assigns. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The term "Borrower" as used herein shall also refer to the successors and assigns of Borrower, including, without limitation, a receiver, trustee, custodian or debtor-in-possession.

                  (c) Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

                  (d) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

                  (e) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  (f) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by a nationally-recognized delivery service (such as Federal Express or UPS) or confirmed facsimile, or forty-eight (48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below or as subsequently modified by written notice.

                  (g) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then
(i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and
(iii) the balance of the Agreement shall be enforceable in accordance with its terms.

                  (h) Entire Agreement. This Agreement and the documents referred to herein are the product of both of the parties hereto, constitute the entire agreement between such parties pertaining to the subject matter hereof and thereof, and merge all prior negotiations and drafts of the parties with regard to the transactions contemplated herein and therein. Any and all other written or oral agreements existing between the parties hereto regarding such transactions are expressly canceled.

                  (i) Advice of Legal Counsel. Each party acknowledges and represents that, in executing this Agreement, it has had the opportunity to seek advice as to its legal rights from legal counsel and that the person signing on its behalf has read and understood all of the terms and provisions of this Agreement. This Agreement shall not be construed against any party by reason of the drafting or preparation thereof.

         This Agreement has been duly executed by the parties hereto as of the day and year first above written.

                                      SENIOR CREDITOR:

                                      Brian M. Kelly
                                      By:  /s/ Brian M. Kelly
                                      Brian M. Kelly
                                      Address: 2445 Fifth Ave., Suite 440
                                      San Diego, CA  92101
                                      Facsimile Number: (619) 232-7058

                                      SENIOR CREDITOR:

                                      Howard S. Landa
                                      By:  /s/ Howard S. Landa
                                      Howard S. Landa
                                      Address: 50 West Broadway, Suite 501
                                      Salt Lake City, UT  84101
                                      Facsimile Number: (801) 521-6325

                                      SUBORDINATED CREDITOR:

                                      Eagle Lake Incorporated
                                      By:  /s/ Howard S. Landa
                                      Howard S. Landa, President
                                      Address: 50 West Broadway, Suite 501
                                      Salt Lake City, UT  84101
                                      Facsimile Number: (801) 521-6325

                                      SUBORDINATED CREDITOR:

                                      Terrell W. Smith, as Lender Representative
                                      for the Lending Group
                                      By:  /s/ Terrell W. Smith
                                      Terrell W. Smith
                                      Address: 50 West Broadway, Suite 501
                                      Salt Lake City, UT  84101
                                      Facsimile Number: (801) 521-6325

                                      BORROWER:

                                      RVision, LLC
                                      By:  /s/ Gregory E. Johnston
                                      Gregory E. Johnston, President
                                      Address: 2365 A Paragon Drive
                                      San Jose, CA  95131
                                      Facsimile Number: (408) 437-9923

                          ACKNOWLEDGMENT AND AGREEMENT

         The undersigned, RVision, LLC, a California limited liability company, the Borrower named in the foregoing Subordination Agreement, does hereby accept, and acknowledge receipt of a copy of, the foregoing Subordination Agreement, and agrees that (a) it will not use, spend or hypothecate any of the funds received by the payment of the Raytheon Receivable until the Senior Creditor has been paid in full.

         All capitalized terms used in this Acknowledgment and Agreement without definition shall have the same meanings as set forth in the foregoing Subordination Agreement.

         The undersigned has caused this Acknowledgment and Agreement to be duly executed as of the day and year first above written.

                                      BORROWER:

                                      RVision, LLC
                                      By:  /s/ Gregory E. Johnston
                                      Gregory E. Johnston, President
                                      Address: 2365 A Paragon Drive
                                      San Jose, CA  95131
                                      Facsimile Number: (408) 437-9923